[GRAPHIC OMITTED]
                         CREDIT SUISSE ASSET MANAGEMENT




                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2000


                 CREDIT SUISSE INSTITUTIONAL FUND, INC.
               o VALUE PORTFOLIO
               o SMALL COMPANY VALUE PORTFOLIO
               o SMALL COMPANY GROWTH PORTFOLIO
               o WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO


More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, Inc., P.O. Box 9030, Boston, MA 02205-9030. Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.


RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.


THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000
Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund, Inc. -- Value Portfolio (the "Portfolio") had a return of 5.59%, vs. a return of 6.10% for the S&P 500 Index.

   The period was an  ultimately  positive  but very  volatile  one for the U.S.
stock market. Stocks began the period on a bright note, supported by an expanding economy and optimism over profit growth. The market turned sharply down in mid-period, however, as inflation and interest rates worries mounted and as investors began to question generally lofty valuations on technology and Internet stocks. Equities remained volatile. While the inflation and interest-rate outlook became more encouraging, fears that the economy would slow -- along with profit disappointments from some highly visible companies -- fueled the turmoil. That said, certain market sectors had good performance over the latter part of the period, with investors shifting away from technology and telecommunications stocks in favor of energy, health-care and financial-services names.

   The Fund had a modest gain for the 12 months, a return roughly equal to that of its benchmark. However, unlike its benchmark (and the broader market), the Portfolio initially struggled but finished the period on a positive note. Factors that benefited the Portfolio included its overweighting in the energy area, which was aided by a supportive supply/demand backdrop for oil and gas. The Portfolio's financial-services and health-care stocks also helped its return. On the negative side, in absolute terms anyway, stocks that hindered the Portfolio included certain of its telecommunications holdings.

   We made no material changes to our basic approach during the period. We remained focused on relatively inexpensive stocks of companies that we believe have improving financial prospects, due to shifting macroeconomic trends and/or internal positive catalysts, such as restructurings or the launch of new products or services.

   In terms of sector emphasis, we maintained an overweighting in the energy area during much of the period, reflecting our positive view of the group's potential to benefit from ongoing mergers, restructurings and share-buybacks. We also believe that the supply/demand backdrop for the energy sector will remain supportive. While we reduced our exposure to the major global oil names, we continue to favor North American natural gas companies and select oil service names.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   We modestly raised our weighting in the financial-services sector, where our bias was toward asset-management and insurance companies showing sales and cash-flow improvements. We also maintained a significant weighting in the banking sector, where our largest holdings included globally oriented companies as well as a Detroit-based commercial and consumer lender focused on the Midwest.

   Elsewhere, we maintained meaningful exposure to the retail, capital-equipment, health-care and food, beverages & tobacco areas, where we deemed a number of stocks to represent compelling value. One weighting we pared was telecommunications & equipment, eliminating our positions in specific companies we deemed to have weakening prospects.

   Looking ahead, while stocks could continue to struggle over the near term, they have good potential, in our view, to benefit from subdued inflation and a U.S. economy that has proven to be quite resilient over the past few years. In any event, we believe that good investment opportunities will continue to exist across a range of industries, due to factors such as market volatility and positive company-specific catalysts. As always, our efforts will remain devoted to uncovering hidden values that will receive wider market recognition over time.

Scott T. Lewis                                             Robert E. Rescoe
Co-Portfolio Manager                                       Co-Portfolio Manager

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
           CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- Value Portfolio (the "Portfolio") from June 30, 1997 (inception) to October 31, 2000, compared to the S&P 500 Index ("S&P")* for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

1 year            3 year            Since Inception (6/30/97)
------            ------            ------------------------
5.59%             10.63%            11.54%

         Portfolio         S&P
         ----------        ----------
Jun-97   $10,000.00        $10,000.00
Jul-97   $10,790.00        $10,794.70
Aug-97   $10,560.20        $10,191.00
Sep-97   $11,090.30        $10,748.30
Oct-97   $10,640.00        $10,390.40
Nov-97   $10,910.30        $10,870.40
Dec-97   $11,192.90        $11,057.40
Jan-98   $11,273.50        $11,179.50
Feb-98   $12,033.30        $11,984.60
Mar-98   $12,519.40        $12,598.30
Apr-98   $12,640.90        $12,725.10
May-98   $12,600.40        $12,506.80
Jun-98   $12,721.40        $13,014.90
Jul-98   $12,386.80        $12,876.70
Aug-98   $10,584.50        $11,015.20
Sep-98   $10,908.40        $11,720.90
Oct-98   $11,678.50        $12,674.20
Nov-98   $12,377.40        $13,442.30
Dec-98   $12,730.90        $14,216.40
Jan-99   $12,833.40        $14,810.60
Feb-99   $12,515.90        $14,350.50
Mar-99   $12,628.50        $14,924.50
Apr-99   $14,113.60        $15,502.40
May-99   $14,287.80        $15,136.40
Jun-99   $14,748.70        $15,976.40
Jul-99   $14,226.60        $15,477.70
Aug-99   $13,950.60        $15,399.80
Sep-99   $13,561.40        $14,977.70
Oct-99   $13,642.80        $15,925.50
Nov-99   $13,590.90        $16,252.00
Dec-99   $13,122.00        $17,207.40
Jan-00   $12,506.60        $16,342.90
Feb-00   $11,838.80        $16,033.90
Mar-00   $13,434.60        $17,602.40
Apr-00   $13,473.60        $17,073.00
May-00   $13,970.80        $16,722.60
Jun-00   $13,343.50        $17,135.00
Jul-00   $13,304.80        $16,867.20
Aug-00   $14,129.70        $17,914.30
Sep-00   $14,129.70        $16,968.60
Oct-00   $14,405.20        $16,896.80

                                                                      Portfolio
                                                                      ---------
1 Year Total Return (9/30/99 to 9/30/00) .............................   4.20%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) ..............   8.41%
Average Annual Total Return Since Inception (6/30/97 to 9/30/00) .....  11.20%

--------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund, Inc. -- Small Company Value Portfolio (the "Portfolio") had a gain of 8.13%. For the six months ended October 31, 2000, the Portfolio had a gain of 2.34%, vs. a same-period gain of 8.41% for the Russell 2000 Value Index, the Portfolio's new benchmark effective May 2, 2000 (replacing the Russell 2000 Index). For the six months ended April 30, 2000, the Portfolio had a return of 5.66%, vs. a return of 18.72% for the Russell 2000 Index.

   The period was a positive one for small-capitalization stocks, though the group was volatile, as were stocks broadly. While the group's growth and value components posted roughly equal gains for the 12 months (with a slight edge to the value stocks), they hardly performed in tandem. Growth stocks dominated early in the period, when investors' tolerance for risk was high, buoyed by a strong economy and a rally in the technology sector. However, they tumbled over the March-through-May period on inflation and interest-rate uncertainties, and remained volatile. Value stocks outperformed their growth counterparts late in the period (within the small-cap arena and elsewhere), as investors took a more defensive stance due to worries over a slowing economy.

   The Portfolio trailed its benchmark for the period, hampered by weakness in certain areas, such as specific materials & processing and consumer-related names. On the positive side, stocks that aided the Portfolio's return included its financial-services, health-care and utilities holdings.

   Our general strategy throughout the period was to focus on stocks that had good potential, in our estimation, to benefit from visible catalysts, such as positive earnings surprises or new product launches. This reflected our concerns that, amid general uncertainty and high market volatility, companies with visible improvements were the most likely to garner favorable investor attention (as opposed to companies merely trading at discounts to their underlying worth, for example).

   We made several noteworthy sector-weighting changes during the period. We raised our exposure to the financial segment, where we deemed a number of stocks to be attractive based on their valuations and on the prospects for a more-favorable interest-rate environment. These included insurance companies as well as real-estate investment trusts (we view REITs as financial stocks due to their interest-rate sensitivity), with our position in REITs rising considerably late in the period.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   We also increased our weighting in the health-care sector, where our focus remained on services providers such as hospitals and acute-care companies. The major catalyst in this area is the restoration of "reimbursement" rates. These rates were reduced by the Balanced Budget Act of 1997, sparking a slump in care-provider stocks, but Congress has recently been increasing the funding, and could continue to do so. Our health-care holdings also included laboratory-testing companies. We believe that these companies' profit margins will widen due to rising demand for testing related to new-drug development.

   Another increased area of emphasis for the Portfolio in the period was energy. We added companies that stood to benefit from an improving supply/demand backdrop for energy, including a number of electric-utility stocks we believed to represent good value.

   One sector weighting we reduced was technology. We had a significant position early in the period, based on the large amount of promising company-specific catalysts we were seeing here. We sold most of our technology holdings based on valuation factors as the period progressed; fortunately for the Portfolio, our exposure was minimal when the technology group declined sharply in April and May.

   Going forward, we will continue our efforts to identify companies with compelling valuations and good potential to benefit from industry trends and from company-specific catalysts. While the overall backdrop for equities could remain difficult for a spell, we believe that good opportunities will continue to exist within a range of sectors. As ever, we will attempt to ferret out hidden values that will receive wider market recognition over time.

Kyle F. Frey
Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
    CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- Small Company Value Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 2000, compared to the Russell 2000 Index ("Russell 2000")* and the Russell 2000 Value Index ("Russell 2000 Value")** for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

1 year            Since Inception (10/31/97)
------            --------------------------
8.13%                      (6.02)%

         Portfolio        Russell 2000   Russell 2000 Value
         ----------       ------------   ------------------
Oct-97   $10,000.00        $10,000.00       $10,000.00
Nov-97   $9,620.00         $9,935.00        $10,109.60
Dec-97   $9,660.40         $10,108.90       $10,452.30
Jan-98   $9,410.20         $9,949.45        $10,263.30
Feb-98   $9,959.76         $10,685.20       $10,883.80
Mar-98   $10,400.00        $11,125.90       $11,325.20
Apr-98   $10,400.00        $11,187.50       $11,381.20
May-98   $10,170.10        $10,584.90       $10,979.40
Jun-98   $10,260.70        $10,607.30       $10,917.50
Jul-98   $9,520.86         $9,748.62        $10,062.30
Aug-98   $7,850.90         $7,855.63        $8,486.45
Sep-98   $7,941.18         $8,470.41        $8,965.68
Oct-98   $7,980.89         $8,815.92        $9,231.87
Nov-98   $8,230.93         $9,277.79        $9,481.77
Dec-98   $8,441.23         $9,851.90        $9,779.03
Jan-99   $8,249.36         $9,982.83        $9,557.04
Feb-99   $7,663.74         $9,174.22        $8,904.58
Mar-99   $7,552.69         $9,317.43        $8,831.12
Apr-99   $8,077.76         $10,152.40       $9,637.31
May-99   $8,138.34         $10,300.70       $9,933.57
Jun-99   $8,511.97         $10,766.50       $10,293.30
Jul-99   $8,329.81         $10,471.50       $10,049.00
Aug-99   $7,825.03         $10,084.00       $9,681.71
Sep-99   $7,633.31         $10,086.30       $9,488.17
Oct-99   $7,673.77         $10,127.10       $9,298.31
Nov-99   $8,108.11         $10,731.80       $9,346.48
Dec-99   $8,477.03         $11,946.60       $9,633.70
Jan-00   $7,844.64         $11,754.80       $9,381.78
Feb-00   $7,675.98         $13,696.00       $9,955.19
Mar-00   $8,139.61         $12,793.00       $10,001.90
Apr-00   $8,107.86         $12,023.10       $10,061.10
May-00   $7,781.12         $11,322.40       $9,907.56
Jun-00   $7,949.97         $12,309.40       $10,197.10
Jul-00   $8,055.70         $11,913.40       $10,536.80
Aug-00   $8,730.77         $12,822.40       $11,007.90
Sep-00   $8,846.89         $12,445.50       $10,945.50
Oct-00   $8,298.38         $11,890.00       $10,906.70

                                                                  Portfolio
                                                                  ---------
1 Year Total Return (9/30/99 to 9/30/00) ....................      15.89%
Average Annual Total Return Since Inception
(10/31/97 to 9/30/00) .......................................      (4.12)%

----------------
* The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2000 Value Index is an unmanaged index (with no defined investment objective) that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund, Inc. -- Small Company Growth Portfolio (the "Portfolio") had a gain of 33.05%, vs. a gain of 16.16% for the Russell 2000 Growth Index.

   The period was an ultimately positive but very volatile one for small-capitalization stocks. The group had a strong start, but turned sharply down in April and May due to interest-rate worries and general concerns over valuations on technology companies. Small-cap stocks remained volatile, and ended the period on a difficult note due to some highly visible profit disappointments that tarnished stocks broadly. All told, most small-cap stocks gave up some but by no means all of their initial gains over the April-through-October span.

   Against this backdrop, the Portfolio had a strong showing, both in absolute terms and compared to that of its benchmark. The Portfolio's return was aided by good stock selection in general, especially within the computer, electronics and health-care sectors. Stocks that hindered the Portfolio, at least in relative terms, included specific consumer-related and communications holdings.

   We made no major changes to the Portfolio during the period with regard to overall strategy, remaining focused on rapidly growing companies with innovative, viable products and services. We continued to see a large number of such companies within the technology area, defined to include software, electronics and telecommunications companies. Notwithstanding the group's typically volatile nature, our longer-term outlook on these stocks remains positive based on accelerating Internet usage, the worldwide embrace of wireless technologies and a global push for better productivity.

   One noteworthy sector-weighting increase we made during the period was health care. We added several services providers as well as pharmaceutical companies and more-aggressive biotechnology stocks. On the services side, we deemed certain managed-care and hospital names to be attractive in the latter half of the period, based on what we viewed as improving fundamentals within the health-care industry. In addition, while the group's earnings-growth prospects remain relatively modest, these companies have good potential to meet expectations over the near-to-intermediate term. We believe that investors will continue to reward companies that can deliver such consistency. In the pharmaceutical/biotech area, we added several companies that stand to benefit over the longer term from breakthroughs in gene research and the launch of new products.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   We ended the period with a modest overweighting in the energy area, where we continued to emphasize oil-services providers. We believe these companies will continue to benefit from demand for their services, even if oil prices begin to decline. In our view, oil prices would have to fall dramatically to throttle activity in the oil-services industry.

   Despite the recent volatility in small caps, and the potential for choppy waters over the near term, we have a positive longer-term outlook on the group. We remain of the view that these stocks -- and the group's growth-oriented names in particular -- will benefit in due course from a historically supportive combination of benign inflation, relatively stable interest rates and modest economic growth. In addition, small caps currently trade at compelling valuations compared to those on larger-cap stocks, which should only add to their appeal from a risk-reward perspective as the economic picture becomes clearer. Our focus, as always, will remain on companies we deem to have the brightest long-term growth prospects.

Stephen J. Lurito                                          Sammy Oh
Co-Portfolio Manager                                       Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
    CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 2000

The graph below illustrates the hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- Small Company Growth Portfolio (the "Portfolio") from December 29, 1995 (inception) to October 31, 2000, compared to the Russell 2000 Growth Index* for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

1 year   3 year            Since Inception (12/29/95)
------   ------            --------------------------
33.05%   14.42%                     19.59%

                                 Russell
              Portfolio        2000 Growth
             ----------        ----------
12/29/96     $10,000.00        $10,000.00
Jan-96       $9,850.00         $9,917.30
Feb-96       $10,360.00        $10,369.50
Mar-96       $11,280.00        $10,574.50
Apr-96       $12,500.00        $11,386.30
May-96       $13,250.00        $11,970.20
Jun-96       $12,820.00        $11,192.50
Jul-96       $11,630.00        $9,826.26
Aug-96       $12,460.00        $10,553.70
Sep-96       $13,300.00        $11,097.20
Oct-96       $12,920.00        $10,618.60
Nov-96       $12,940.00        $10,913.90
Dec-96       $13,310.00        $11,126.70
Jan-97       $13,690.00        $11,404.70
Feb-97       $12,840.00        $10,716.00
Mar-97       $11,780.00        $9,959.92
Apr-97       $11,580.00        $9,844.78
May-97       $13,150.00        $11,324.50
Jun-97       $13,730.00        $11,708.60
Jul-97       $14,370.00        $12,308.50
Aug-97       $14,799.70        $12,677.90
Sep-97       $16,519.40        $13,689.60
Oct-97       $15,890.00        $12,867.40
Nov-97       $15,599.20        $12,560.80
Dec-97       $15,508.70        $12,567.80
Jan-98       $15,218.70        $12,400.30
Feb-98       $16,498.60        $13,495.00
Mar-98       $17,397.80        $14,061.10
Apr-98       $17,197.70        $14,147.30
May-98       $15,847.70        $13,119.50
Jun-98       $16,028.40        $13,253.70
Jul-98       $14,358.20        $12,146.90
Aug-98       $11,328.60        $9,342.88
Sep-98       $12,278.00        $10,290.20
Oct-98       $12,888.20        $10,826.90
Nov-98       $13,817.40        $11,666.70
Dec-98       $14,886.90        $12,722.60
Jan-99       $15,527.00        $13,294.80
Feb-99       $13,997.60        $12,078.60
Mar-99       $14,656.90        $12,508.90
Apr-99       $14,636.40        $13,613.50
May-99       $14,727.10        $13,635.00
Jun-99       $16,186.60        $14,353.30
Jul-99       $16,217.30        $13,909.50
Aug-99       $16,116.80        $13,389.30
Sep-99       $16,606.70        $13,647.60
Oct-99       $17,887.10        $13,997.10
Nov-99       $20,616.70        $15,477.20
Dec-99       $25,577.10        $18,205.00
Jan-00       $24,909.50        $18,035.50
Feb-00       $33,625.30        $22,231.70
Mar-00       $30,017.30        $19,894.90
Apr-00       $25,565.80        $17,886.10
May-00       $23,216.30        $16,320.00
Jun-00       $26,759.10        $18,428.20
Jul-00       $24,305.30        $16,848.90
Aug-00       $27,562.20        $18,621.20
Sep-00       $25,426.10        $17,696.20
Oct-00       $23,796.30        $16,259.80

                                                                  Portfolio
                                                                  ---------
1 Year Total Return (9/30/99 to 9/30/00) .......................   53.11%
3 Year Annual Total Return (9/30/97 to 9/30/00) ................   15.47%
Average Annual Total Return (12/29/95 to 9/30/00) ..............   21.66%

--------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000
Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund, Inc. -- Warburg Pincus Post-Venture Capital Portfolio (the "Portfolio") had a gain of 56.07%, vs. gains of 16.16% for the Russell 2000 Growth Index, 29.71% for the Russell 2500 Growth Index and 10.21% for the NASDAQ Industrial Index.

   The period was a positive yet volatile one for the smaller-cap and aggressive-growth stocks targeted by the Portfolio. The group initially surged, benefiting from investors' strong appetite for risk as Y2K fears evaporated and as a healthy U.S. economy buoyed profits. However, these shares came under pressure as the economy's strength began to fuel inflation and interest-rate worries. Technology and telecommunications stocks, which had risen to generally lofty valuations, were especially volatile, falling sharply in April and May. Stocks were generally lackluster over the remainder of the period, with the economic and profit outlook becoming more clouded. However, certain market sectors performed well over the May-through-October span, with investors favoring defensive areas such as health care.

   Within this environment, the Portfolio had a good showing, both in absolute terms and compared to its benchmarks. A number of the Portfolio's holdings contributed positively to its return, the late-period turmoil notwithstanding. Good performers for the Portfolio included its computer, oil-services, health-care and financial-services holdings. Stocks that hampered the Portfolio included certain of its telecommunications & equipment names.

   With regard to sector allocation, one notable change we made during the period was to raise the Portfolio's health-care position. Our heightened emphasis here was based on company-specific factors as well as on our belief that health-care fundamentals are improving.

   We also raised the Portfolio's weighting in the financial-services sector, where we generally focused on mid-cap companies with strong brand names. We added several companies we deemed attractive, given their valuations and their potential to benefit from what we believe will be a more-supportive interest-rate backdrop heading into 2001.

   We somewhat lowered the Portfolio's technology exposure over the course of the period, eliminating positions that we judged to have deteriorating prospects. Most of our selling activity was in the telecommunications area, where certain stocks in our view had become less attractive from a risk/reward perspective over the intermediate term. That said, technology

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

will continue to be a major theme in the Portfolio. The group has historically been favored by venture capitalists for its innovation and long-term-reward potential, and we believe that venture capital will play a key role in building the wireless and networking infrastructures of tomorrow.

   Looking ahead, while the outlook for small-cap and aggressive-growth stocks over the next few months is certainly clouded, we remain of the view that a "soft landing" environment will prevail. Historically, a combination of subdued inflation and modest economic growth has tended to encourage investment in such growth-oriented companies. As ever, we will continue to focus on innovative, well-financed companies with motivated managements (managers of venture-backed companies are typically significant shareholders), attempting to identify stocks with the brightest long-term prospects.

Elizabeth B. Dater                                         Robert S. Janis
Co-Portfolio Manager                                       Co-Portfolio Manager

   BECAUSE OF THE NATURE OF THE PORTFOLIO'S HOLDINGS AND CERTAIN STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO INVOLVES CERTAIN RISKS AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION ON THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. IT SHOULD BE READ CAREFULLY BEFORE INVESTING.

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
     CREDIT SUISSE INSTITUTIONAL FUND, INC. -- WARBURG PINCUS POST-VENTURE
            CAPITAL PORTFOLIO SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- Warburg Pincus Post-Venture Capital Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 2000, compared to the Russell 2000 Growth Index ("R2000G"),* Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/00

1 year                     Since Inception (10/31/97)
------                     --------------------------
56.07%                     20.76%

         Portfolio         R2000G           R2500G            NASDAQ
         ---------         ------           ------            ------
Oct-97   $10,000.00        $10,000.00       $10,000.00        $10,000.00
Nov-97   $9,870.00         $9,762.00        $9,846.70         $9,856.50
Dec-97   $9,739.72         $9,767.86        $9,811.74         $9,624.58
Jan-98   $9,540.05         $9,637.65        $9,683.60         $9,559.32
Feb-98   $10,419.60        $10,488.50       $10,514.90        $10,331.40
Mar-98   $11,319.90        $10,928.50       $10,905.40        $10,733.90
Apr-98   $11,150.10        $10,995.50       $11,004.50        $10,951.10
May-98   $10,399.70        $10,196.60       $10,298.10        $10,490.30
Jun-98   $10,609.80        $10,300.90       $10,373.60        $10,514.90
Jul-98   $9,310.08         $9,440.71        $9,601.18         $9,923.45
Aug-98   $7,110.11         $7,261.41        $7,419.41         $7,637.49
Sep-98   $7,690.29         $7,997.65        $8,069.94         $8,132.47
Oct-98   $8,230.15         $8,414.81        $8,614.82         $8,790.39
Nov-98   $8,640.18         $9,067.54        $9,227.60         $9,579.33
Dec-98   $9,493.22         $9,888.16        $10,116.00        $10,280.60
Jan-99   $9,943.86         $10,332.90       $10,408.80        $11,098.60
Feb-99   $9,222.83         $9,387.67        $9,564.22         $10,277.50
Mar-99   $10,054.00        $9,722.06        $10,009.50        $10,930.10
Apr-99   $10,084.10        $10,580.60       $10,808.10        $11,746.00
May-99   $9,973.94         $10,597.30       $10,919.70        $11,582.50
Jun-99   $10,835.20        $11,155.60       $11,691.50        $12,857.30
Jul-99   $10,474.40        $10,810.70       $11,453.30        $12,497.70
Aug-99   $10,534.10        $10,406.30       $11,205.80        $12,338.50
Sep-99   $10,564.60        $10,607.10       $11,286.00        $12,686.00
Oct-99   $11,295.70        $10,878.70       $11,835.60        $13,201.00
Nov-99   $12,987.80        $12,029.00       $13,232.90        $15,263.60
Dec-99   $16,019.20        $14,149.20       $15,728.70        $17,649.30
Jan-00   $15,806.10        $14,017.40       $15,641.10        $17,340.30
Feb-00   $18,935.70        $17,278.70       $19,653.20        $20,681.60
Mar-00   $18,945.20        $15,462.60       $18,111.20        $19,077.70
Apr-00   $17,223.10        $13,901.30       $16,346.60        $16,718.80
May-00   $16,139.70        $12,684.10       $14,891.10        $14,579.30
Jun-00   $17,871.50        $14,322.60       $16,859.80        $16,605.50
Jul-00   $17,274.60        $13,095.20       $15,478.20        $15,627.30
Aug-00   $19,877.90        $14,472.70       $17,495.60        $17,855.60
Sep-00   $19,452.50        $13,753.70       $16,364.20        $16,133.00
Oct-00   $17,629.80        $12,637.30       $15,352.20        $14,549.60

                                                              Portfolio
                                                              ---------
1 Year Total Return (9/30/99 to 9/30/00) ...................   84.12%
Average Annual Total Return Since Inception
(10/31/97 to 9/30/00) ......................................   25.58%

----------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000 Index.
*** The NASDAQ Industrial Index measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES        VALUE
                                                           ------        -----
COMMON STOCKS (92.4%)

AEROSPACE & DEFENSE (1.0%)
    Textron, Inc.                                             600       $ 30,262
                                                                        --------
BANKS & SAVINGS & LOANS (7.7%)
    Bank One Corp.                                          1,600         58,400
    Chase Manhattan Corp.                                     900         40,950
    Citigroup, Inc.                                           500         26,312
    Comerica, Inc.                                            600         36,187
    FleetBoston Financial Corp.                               800         30,400
    Wells Fargo Co.                                         1,000         46,312
                                                                        --------
                                                                         238,561
                                                                        --------
BUSINESS SERVICES (2.4%)
    IMS Health, Inc.                                        3,200         75,600
                                                                        --------
CAPITAL EQUIPMENT (6.1%)
    American Standard Cos., Inc.(1)                         1,300         59,637
    Ingersoll-Rand Co.                                      1,600         60,400
    ITT Industries, Inc.                                    1,300         42,331
    Navistar International Corp.(1)                           800         26,450
                                                                        --------
                                                                         188,818
                                                                        --------
CHEMICALS (1.0%)
    Rohm & Haas Co.                                         1,000         30,063
                                                                        --------
COMMUNICATIONS & MEDIA (2.5%)
    Comcast Corp. Special Class A (Non-Voting)(1)             700         28,525
    Knight-Ridder, Inc.                                     1,000         50,250
                                                                        --------
                                                                          78,775
                                                                        --------
COMPUTERS (2.4%)
    COMPAQ Computer Corp.                                   2,500         76,025
                                                                        --------
CONGLOMERATES (2.1%)
    Harsco Corp.                                            1,000         20,188
    TRW, Inc.                                               1,100         46,200
                                                                        --------
                                                                          66,388
                                                                        --------
CONSUMER DURABLES (4.0%)
    Ford Motor Co.                                          2,097         54,784
    Lear Corp.(1)                                           1,300         35,425
    Visteon Corp.                                           2,017         35,676
                                                                        --------
                                                                         125,885
                                                                        --------
ELECTRIC UTILITIES (1.8%)
    Allegheny Energy, Inc.                                  1,000         40,938
    American Electric Power Co., Inc.                         400         16,600
                                                                        --------
                                                                          57,538
                                                                        --------

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES        VALUE
                                                           ------        -----
COMMON STOCKS (CONT'D)

ENERGY (12.1%)
    Anadarko Petroleum Corp.                                 746        $ 47,781
    BP Amoco PLC  ADR                                        700          35,656
    Devon Energy Corp.                                     1,200          60,480
    El Paso Energy Corp.                                   1,500          94,031
    Exxon Mobil Corp.                                        800          71,350
    Royal Dutch Petroleum Co. ADR                            700          41,563
    Tosco Corp.                                              400          11,450
    Valero Energy Corp.                                      400          13,225
                                                                        --------
                                                                         375,536
                                                                        --------
FINANCIAL SERVICES (9.9%)
    Allied Capital Corp.                                   2,600          53,625
    American General Corp.                                   400          32,200
    Fannie Mae                                               900          69,300
    Jefferson-Pilot Corp.                                    400          27,500
    Lehman Brothers Holdings, Inc.                           800          51,600
    MBIA, Inc.                                               400          29,075
    MGIC Investment Corp.                                    400          27,250
    Stilwell Financial, Inc.                                 400          17,925
                                                                        --------
                                                                         308,475
                                                                        --------
FOOD, BEVERAGES & TOBACCO (7.5%)
    Anheuser-Busch Cos. Inc.                               1,300          59,475
    ConAgra, Inc.                                            700          14,963
    General Mills, Inc.                                    1,500          62,625
    Keebler Foods Co.                                      1,600          64,800
    Quaker Oats Co.                                          400          32,625
                                                                        --------
                                                                         234,488
                                                                        --------
HEALTHCARE (4.3%)
    Abbott Laboratories                                      800          42,250
    Baxter International, Inc.                               700          57,531
    Becton, Dickinson & Co.                                1,000          33,500
                                                                        --------
                                                                         133,281
                                                                        --------
INDUSTRIAL MANUFACTURING & PROCESSING (5.5%)
    Eaton Corp.                                              500          34,031
    Johnson Controls, Inc.                                   500          29,813
    Minnesota Mining & Manufacturing Co.                     400          38,650
    Tyco International, Ltd.                               1,200          68,025
                                                                        --------
                                                                         170,519
                                                                        --------
OFFICE EQUIPMENT & SUPPLIES (1.5%)
    Pitney Bowes, Inc.                                     1,600          47,500
                                                                        --------

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                   NUMBER
                                                                     OF
                                                                   SHARES        VALUE
                                                                   ------        -----
COMMON STOCKS (CONT'D)

OIL SERVICES (5.7%)
    Nabors Industries, Inc.(1)                                        800    $   40,720
    Parker Drilling Co.(1)                                          2,179        13,074
    Pride International, Inc.(1)                                    1,900        48,094
    R & B Falcon Corp.(1)                                           3,000        75,000
                                                                             ----------
                                                                                176,888
                                                                             ----------
PHARMACEUTICALS (3.6%)
    American Home Products Corp.                                      600        38,100
    Lilly (Eli) & Co.                                                 400        35,750
    Pharmacia Corp.                                                   695        38,225
                                                                             ----------
                                                                                112,075
                                                                             ----------
RETAIL (6.1%)
    Federated Department Stores, Inc.(1)                            2,200        71,638
    Lowe's Cos., Inc.                                                 700        31,981
    Ross Stores, Inc.                                               1,900        25,056
    Safeway, Inc.(1)                                                1,100        60,156
                                                                             ----------
                                                                                188,831
                                                                             ----------
TELECOMMUNICATIONS & EQUIPMENT (4.6%)
    SBC Communications, Inc.                                        1,300        74,994
    Verizon Communications Corp.                                      700        40,469
    Worldcom, Inc.(1)                                               1,100        26,125
                                                                             ----------
                                                                                141,588
                                                                             ----------
TRANSPORTATION (0.6%)
    Burlington Northern Santa Fe Corp.                                700        18,594
                                                                             ----------
TOTAL COMMON STOCKS (Cost $2,490,080)                                         2,875,690
                                                                             ----------
PREFERRED STOCK (1.1%)
REAL ESTATE (1.1%)
    Equity Residential Properties Series G 7.25%
      (Convertible) (Callable 09/15/02 @ $25.91) (Cost $32,646)     1,500        33,375
                                                                             ----------
SHORT TERM INVESTMENT (4.4%)
    RBB Money Market Portfolio (Cost $136,479)                    136,479       136,479
                                                                             ----------
TOTAL INVESTMENTS AT VALUE (97.9%) (Cost $2,659,205)(2)                       3,045,544

OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%)                                     66,606
                                                                             ----------
NET ASSETS (100.0%)                                                          $3,112,150
                                                                             ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

------------------
(1) Non-income producing security.
(2) Cost for federal income tax purposes is $2,669,652.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                             OF
                                                           SHARES        VALUE
                                                           ------        -----
COMMON STOCKS (103.5%)

BANKS & SAVINGS & LOANS (5.0%)
    Prosperity Bancshares, Inc.                              109       $ 2,057
                                                                       -------
CONSUMER DURABLES (5.8%)
    Harman International Industries, Inc.                     50         2,400
                                                                       -------
ENERGY (10.2%)
    Cross Timbers Oil Co.                                    125         2,352
    Newfield Exploration Co.(1)                               50         1,887
                                                                       -------
                                                                         4,239
                                                                       -------
FINANCIAL SERVICES (15.8%)
    GATX Corp.                                                50         2,103
    StanCorp Financial Group, Inc.                            50         2,037
    Webster Financial Corp.                                  100         2,437
                                                                       -------
                                                                         6,577
                                                                       -------
HEALTHCARE (11.0%)
    LifePoint Hospitals, Inc.(1)                              50         1,938
    Omnicare, Inc.                                           150         2,625
                                                                       -------
                                                                         4,563
                                                                       -------
REAL ESTATE (28.2%)
    CenterPoint Properties Corp.                              50         2,222
    Essex Property Trust, Inc.                                50         2,600
    Manufactured Home Communities, Inc.                      100         2,488
    Mission West Properties, Inc.                            150         2,016
    Urban Shopping Centers, Inc.                              50         2,397
                                                                       -------
                                                                        11,723
                                                                       -------
UTILITIES-ELECTRIC (21.6%)
    DTE Energy Co.                                            50         1,806
    NSTAR                                                     65         2,515
    Public Service Company of New Mexico                      75         2,067
    Sierra Pacific Resources                                 150         2,578
                                                                       -------
                                                                         8,966
                                                                       -------
UTILITIES-GAS (5.9%)
    MCN Energy Group, Inc.                                   100         2,463
                                                                       -------
TOTAL COMMON STOCKS (Cost $32,983)                                      42,988
                                                                       -------
TOTAL INVESTMENTS AT VALUE (103.5%) (Cost $32,983)(2)                   42,988

LIABILITIES IN EXCESS OF OTHER ASSETS (3.5%)                            (1,460)
                                                                       -------
NET ASSETS (100.0%)                                                    $41,528
                                                                       =======

---------------

(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                          OF
                                                        SHARES           VALUE
                                                        ------           -----
COMMON STOCKS (91.0%)

BUSINESS SERVICES (2.5%)
    Getty Images, Inc.(1)                             100,700        $ 3,197,225
    Prescient Systems, Inc.(1,2)                       23,668          1,999,998
    QRS Corp.(1)                                       51,599            435,367
    Radvision, Ltd.(1)                                 15,400            340,725
    Titan Corp.(1)                                     68,700            918,862
                                                                     -----------
                                                                       6,892,177
                                                                     -----------
COMMUNICATIONS & MEDIA (2.2%)
    About.com, Inc.(1)                                 17,800            427,200
    Puma Technology, Inc.(1)                           27,900            378,394
    Seachange International, Inc.(1)                   98,000          2,156,000
    ValueVision International, Inc.(1)                113,600          2,300,400
    Women.com Networks, Inc.(1)                       487,277            715,688
                                                                     -----------
                                                                       5,977,682
                                                                     -----------
COMPUTERS (11.7%)
    Backweb Technologies, Ltd.(1)                     131,000          1,170,812
    Documentum, Inc.(1)                                58,500          4,972,500
    Informatica Corp.(1)                               11,600          1,096,200
    Iona Technologies PLC ADR(1)                       58,900          3,872,675
    Manugistics Group, Inc.(1)                         47,500          5,412,031
    Marimba, Inc.(1)                                   75,800            450,062
    NetIQ Corp.(1)                                     30,600          2,635,425
    Peregrine Systems, Inc.(1)                        174,800          4,195,200
    Planetweb, Inc. (Private Placement)(1,2)          165,400            899,776
    Radiant Systems, Inc.(1)                          142,450          2,626,422
    Remedy Corp.(1)                                    90,900          1,556,662
    RSA Security , Inc.(1)                             52,000          3,016,000
    Unify Corp.(1)                                     32,300             16,150
                                                                     -----------
                                                                      31,919,915
                                                                     -----------
CONSUMER SERVICES (2.3%)
    Advantage Learning Systems, Inc.(1)                96,500          2,864,844
    DeVry, Inc.(1)                                     93,104          3,439,029
                                                                     -----------
                                                                       6,303,873
                                                                     -----------
ELECTRONICS (15.4%)
    Alpha Industries, Inc.(1)                         109,700          4,374,287
    ANADIGICS, Inc.(1)                                 76,000          1,700,500
    APW, Ltd.(1)                                      123,700          5,713,394
    Asyst Technologies, Inc.(1)                        82,800          1,242,000
    Avant! Corp.(1)                                   142,531          2,396,302
    C-Cube Microsystems, Inc.(1)                      117,400          2,289,300
    Cymer, Inc.(1)                                     62,000          1,550,000
    DSP Group, Inc.(1)                                100,900          2,863,037
    Dupont Photomasks, Inc.(1)                         15,600            875,550

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                          ------        -----
COMMON STOCKS (CONT'D)

ELECTRONICS (CONT'D)
    Emcore Corp.(1)                                      78,900      $ 3,234,900
    Exar Corp.(1)                                        58,700        2,623,156
    Interlink Electronics, Inc.(1)                       70,200        1,570,725
    MIPS Technologies, Inc. Class A(1)                   63,900        2,563,987
    Photronics, Inc.(1)                                 113,100        2,551,819
    Plexus Corp.(1)                                       8,704          548,896
    PRI Automation, Inc.(1)                              46,600        1,054,325
    Sipex Corp.(1)                                       73,800        2,905,875
    Telcom Semiconductor, Inc.(1)                        12,600          177,187
    Varian Semiconductor Equipment Associates, Inc.(1)   42,200          970,600
    Veeco Instruments, Inc.(1)                           16,100        1,065,870
                                                                     -----------
                                                                      42,271,710
                                                                     -----------
ENERGY (1.5%)
    Stone Energy Corp.(1)                                78,500        4,019,200
                                                                     -----------
ENVIRONMENTAL SERVICES (0.0%)
    Systemone Technologies, Inc.(1)                      39,054           87,871
                                                                     -----------
FINANCIAL SERVICES (4.0%)
    Americredit Corp.(1)                                113,000        3,036,875
    Compucredit Corp.(1)                                 26,600          821,275
    Enhance Financial Services Group, Inc.               81,100          942,787
    Fidelity National Financial, Inc.                   134,600        3,306,113
    Mutual Risk Management, Ltd.                         77,500        1,404,688
    Reinsurance Group of America, Inc.                   40,000        1,495,000
                                                                     -----------
                                                                      11,006,738
                                                                     -----------
FOOD, BEVERAGES & TOBACCO (0.6%)
    Hain Celestial Group, Inc.(1)                        43,400        1,722,438
                                                                     -----------
HEALTHCARE (18.9%)
    Advanced Paradigm, Inc.(1)                          136,100        6,651,888
    AmeriSource Health Corp. Class A(1)                 109,600        4,760,750
    Bindley Western Industries, Inc.                     74,400        2,673,750
    Caliper Technologies Corp.(1)                        21,000        1,183,875
    Caremark Rx, Inc.(1)                                352,800        4,410,000
    Coherent, Inc.(1)                                    56,500        1,966,906
    Community Health Care(1)                            165,900        4,676,306
    Core, Inc.(1)                                       228,400          742,300
    Foundation Health Systems, Inc. Class A(1)          335,400        6,770,888
    Inhale Therapeutic Systems, Inc.(1)                  38,400        1,910,400
    MiniMed, Inc.(1)                                     34,300        2,501,756
    Oxford Health Plans, Inc.(1)                        144,500        4,876,875
    Province Healthcare Co.(1)                          153,000        6,445,125
    Renal Care Group, Inc.(1)                            99,100        2,328,850
                                                                     -----------
                                                                      51,899,669
                                                                     -----------

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                          OF
                                                       SHARES           VALUE
                                                       ------           -----
COMMON STOCKS (CONT'D)

LEISURE & ENTERTAINMENT (1.7%)
    Championship Auto Racing(1)                       131,700        $ 3,276,038
    Mandalay Resort Group(1)                           67,400          1,402,763
                                                                     -----------
                                                                       4,678,801
                                                                     -----------
OIL SERVICES (5.3%)
    BJ Services Co.(1)                                 48,900          2,564,194
    Cooper Cameron Corp.(1)                            42,600          2,321,700
    National-Oilwell, Inc.(1)                          75,500          2,208,375
    Petroleum Geo-Services ADR(1)                     182,862          2,502,924
    Precision Drilling Corp.(1)                        79,200          2,267,100
    Smith International, Inc.(1)                       35,500          2,502,750
    Southern Mineral Corp.(1)                          11,775             36,061
                                                                     -----------
                                                                      14,403,104
                                                                     -----------
PHARMACEUTICALS (10.3%)
    Aclara Biosciences, Inc.(1)                        69,500          1,242,313
    Alkermes, Inc.(1)                                 176,000          6,523,000
    Cell Therapeutics, Inc.(1)                         38,000          2,541,844
    Intermune Pharmaceuticals, Inc.(1)                 16,400            820,000
    Lynx Therapeutics, Inc.(1)                         77,100          1,349,250
    Maxim Pharmaceuticals, Inc.(1)                     27,000          1,198,125
    Maxygen, Inc.(1)                                   23,900            961,975
    Medarex, Inc.(1)                                   78,200          4,779,975
    Medicis Pharmaceutical Corp., Class A(1)           66,800          4,918,150
    Praecis Pharmaceuticals, Inc.(1)                   63,300          1,606,238
    Titan Pharmaceuticals, Inc.(1)                     15,800            664,864
    United Therapeutics Corp.(1)                       31,000          1,658,500
                                                                     -----------
                                                                      28,264,234
                                                                     -----------
TELECOMMUNICATIONS & EQUIPMENT (14.6%)
    Adaptive Broadband Corp.(1)                        14,000            224,875
    Advanced Fibre Communications, Inc.(1)             97,600          3,178,100
    Aeroflex, Inc.(1)                                  47,100          2,802,450
    Antec Corp.(1)                                    113,300          1,380,844
    AudioCodes, Ltd.(1)                                87,600          3,465,675
    Clarent Corp.(1)                                   47,100          1,463,044
    Integrated Telecom Express, Inc.(1)               127,800          1,805,175
    MRV Communications, Inc.(1)                        60,800          2,401,600
    Natural Microsystems Corp.(1)                      39,300          1,775,869
    Plantronics, Inc.(1)                               58,000          2,646,250
    Polycom, Inc.(1)                                   79,000          5,135,000
    Powerwave Technologies, Inc.(1)                    87,600          4,215,750
    Proxim, Inc.(1)                                    67,200          4,074,000

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES           VALUE
                                                                 ------           -----
COMMON STOCKS (CONT'D)

TELECOMMUNICATIONS & EQUIPMENT (CONT'D)
    Tekelec, Inc.(1)                                              107,900      $ 3,972,069
    Viatel, Inc.(1)                                                82,000          789,250
    Zygo Corp.(1)                                                  12,961          641,569
                                                                              ------------
                                                                                39,971,520
                                                                              ------------
TOTAL COMMON STOCKS (Cost $220,154,489)                                        249,418,932
                                                                              ------------
SHORT TERM INVESTMENTS (7.0%)
    Institutional Money Market Trust                            6,616,931        6,616,931
    RBB Money Market Portfolio                                 12,623,369       12,623,369
                                                                              ------------
TOTAL SHORT TERM INVESTMENTS (Cost $19,240,300)                                 19,240,300
                                                                              ------------
TOTAL INVESTMENTS AT VALUE (98.0%) (Cost $239,394,789)(3)                      268,659,232

OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%)                                     5,349,673
                                                                              ------------
NET ASSETS (100.0%)                                                           $274,008,905
                                                                              ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1) Non-income producing security
(2) Restricted security
(3) Cost for federal income tax purposes is $239,578,389.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES        VALUE
                                                           ------        -----
COMMON STOCKS (97.0%)

BANKS & SAVINGS & LOANS (2.8%)
    Mellon Financial Corp.                                  1,100       $ 53,075
                                                                        --------
BUSINESS SERVICES (10.6%)
    ACNielsen Corp.(1)                                        400          9,575
    Acxiom Corp.(1)                                           700         28,175
    BISYS Group, Inc.(1)                                      600         28,275
    Getty Images, Inc.(1)                                     900         28,575
    Harte-Hanks Communications, Inc.                        1,100         24,337
    On Assignment, Inc.(1)                                    800         20,150
    SunGard Data Systems, Inc.(1)                             700         35,787
    TMP Worldwide, Inc.(1)                                    400         27,844
                                                                        --------
                                                                         202,718
                                                                        --------
COMMUNICATIONS & MEDIA (14.4%)
    Ariba, Inc.(1)                                            100         12,637
    At Home Corp. Series A(1)                                 700          7,219
    Cablevision Systems Corp.(1)                              500         37,250
    Clear Channel Communications, Inc.(1)                     282         16,938
    Corus Entertainment, Inc.(1)                              900         24,751
    Entravision Communications Corp.(1)                     1,000         17,687
    Foundry Networks, Inc.(1)                                 200         13,287
    Inktomi Corp.(1)                                          100          6,344
    Juniper Networks, Inc.(1)                                 200         39,000
    Shaw Communications, Inc. Class B                       1,800         37,012
    USA Networks, Inc.(1)                                   1,600         32,400
    Westwood One, Inc.(1)                                   1,600         30,300
                                                                        --------
                                                                         274,825
                                                                        --------
COMPUTERS (17.6%)
    Amdocs, Ltd.(1)                                           500         32,406
    BEA Systems, Inc.(1)                                      300         21,525
    Brocade Communications Systems, Inc.(1)                   100         22,737
    Check Point Software Technologies, Ltd.(1)                100         15,837
    Digex, Inc.(1)                                            300         11,775
    Documentum, Inc.(1)                                       400         34,000
    Excalibur Technologies Corp.(1)                           700         41,212
    Intuit, Inc.(1)                                           800         49,150
    Network Appliance, Inc.(1)                                200         23,800
    PeopleSoft, Inc.(1)                                       700         30,548
    Phone.com, Inc.(1)                                        100          9,256
    Sun Microsystems, Inc.(1)                                 400         44,350
                                                                        --------
                                                                         336,596
                                                                        --------
CONSUMER SERVICES (1.5%)
    DeVry, Inc.(1)                                            800         29,550
                                                                        --------

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES        VALUE
                                                           ------        -----
COMMON STOCKS (CONT'D)

ELECTRONICS (10.8%)
     Broadcom Corp. Class A(1)                                100       $ 22,237
     Flextronics International, Ltd.(1)                     1,000         38,000
     KLA-Tencor Corp.(1)                                      400         13,525
     Maxim Integrated Products, Inc.(1)                       700         46,419
     Semtech Corp.(1)                                         300          9,675
     Solectron Corp.(1)                                       300         13,200
     Vitesse Semiconductor Corp.(1)                           400         27,975
     Xilinx, Inc.(1)                                          500         36,219
                                                                        --------
                                                                         207,250
                                                                        --------
 ENERGY (2.2%)
     Newfield Exploration Co.(1)                            1,100         41,525
                                                                        --------
 FINANCIAL SERVICES (8.2%)
     3i Group PLC                                           1,205         27,384
     Ambac Financial Group, Inc.                              600         47,887
     Amvescap PLC ADR                                         300         34,013
     Gabelli Asset Management, Inc. Class A(1)                900         32,400
     T. Rowe Price Associates, Inc.                           300         14,044
                                                                        --------
                                                                         155,728
                                                                        --------
 HEALTHCARE (7.1%)
     Advance Paradigm, Inc.(1)                                800         39,100
     Community Health Systems, Inc.(1)                      1,000         28,188
     Ivax Corp.(1)                                          1,050         45,675
     Oxford Health Plans, Inc.(1)                             700         23,625
                                                                        --------
                                                                         136,588
                                                                        --------
 OIL SERVICES (3.0%)
     Cooper Cameron Corp.(1)                                  400         21,800
     Nabors Industries, Inc.(1)                               500         25,450
     Petroleum Geo - Services ADR(1)                          800         10,950
                                                                        --------
                                                                          58,200
                                                                        --------
 PHARMACEUTICALS (6.3%)
     Amgen, Inc.(1)                                           400         23,175
     Biovail Corp.(1)                                         500         21,031
     Celgene Corp.(1)                                         300         19,313
     Gilead Sciences, Inc.(1)                                 200         17,200
     Millennium Pharmaceuticals, Inc.(1)                      300         21,769
     Praecis Pharmaceuticals, Inc.(1)                         300          7,613
     Progenics Pharmaceuticals, Inc.(1)                       400          9,850
                                                                        --------
                                                                         119,951
                                                                        --------
 PUBLISHING (2.1%)
     Scholastic Corp.(1)                                      500         40,000
                                                                        --------

                 See Accompanying Notes to Financial Statements

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES        VALUE
                                                              ------        -----
COMMON STOCKS (CONT'D)

TELECOMMUNICATIONS & EQUIPMENT (10.4%)
    CIENA Corp.(1)                                                600    $   63,075
    Cisco Systems, Inc.(1)                                        700        37,713
    Exodus Communications, Inc.(1)                              1,000        33,563
    Gilat Satellite Networks(1)                                   400        20,475
    Globespan, Inc.(1)                                            100         7,694
    Pinnacle Holdings, Inc.(1)                                    900        14,175
    Redback Networks, Inc.(1)                                     200        21,288
                                                                         ----------
                                                                            197,983
                                                                         ----------
TOTAL COMMON STOCKS (Cost $1,271,214)                                     1,853,989
                                                                         ----------
TOTAL INVESTMENTS AT VALUE (97.0%) (Cost $1,271,214)(2)                   1,853,989

OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                                 56,752
                                                                         ----------
NET ASSETS (100.0%)                                                      $1,910,741
                                                                         ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                                        WARBURG
                                                             SMALL         SMALL         PINCUS
                                                            COMPANY       COMPANY     POST-VENTURE
                                               VALUE         VALUE         GROWTH       CAPITAL
                                             PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            -----------    ---------    ------------   ----------
ASSETS
Investments at value (Cost - $2,659,205,
  $32,983, $239,394,789
  and $1,271,214, respectively)             $ 3,045,544    $  42,988    $268,659,232   $1,853,989
Foreign currency (Cost - $58, $0, $0 and
  $95, respectively)                                 52            0               0           85
Receivable for investments sold                  44,407       16,536       6,404,274            0
Receivable from investment adviser                4,279        5,933               0        6,809
Dividends, interest and reclaims
  receivable                                      3,694          131          25,605          429
Receivable for fund shares sold                   5,864            0       3,144,469            0
Prepaid expenses and other assets                81,550       13,489          22,599       85,801
                                            -----------    ---------    ------------   ----------
Total Assets                                  3,185,390       79,077     278,256,179    1,947,113
                                            -----------    ---------    ------------   ----------
LIABILITIES
Advisory fee payable                                  0            0         136,733            0
Administrative services fee payable                 291            4          22,665          164
Directors' fee payable                              464          489             619          489
Payable for investments purchased                55,513        6,267       3,388,758       22,694
Payable for fund shares redeemed                      0            0         128,389            0
Accrued expenses payable                         16,972       15,227          58,239       13,025
Other liabilities                                     0       15,562         511,871            0
                                            -----------    ---------    ------------   ----------
Total Liabilities                                73,240       37,549       4,247,274       36,372
                                            -----------    ---------    ------------   ----------
NET ASSETS
Capital stock, $.001 par value              $       283    $       5    $     12,177   $      110
Paid-in capital                                 (41,705)     566,012     136,099,340    1,051,937
Accumulated undistributed net investment
  income                                         86,378        4,875               0            0
Accumulated net realized gain (loss) from
  investments and foreign currency
  transactions                                2,680,861     (539,369)    108,632,943      275,928
Net unrealized appreciation from
  investments and foreign currency
  translations                                  386,333       10,005      29,264,445      582,766
                                            -----------    ---------    ------------   ----------
Net assets                                  $ 3,112,150    $  41,528    $274,008,905   $1,910,741
                                            ===========    =========    ============   ==========
Shares outstanding                              282,786        5,277      12,176,971      109,734
                                            -----------    ---------    ------------   ----------
NET ASSET VALUE, offering price
  and redemption price per share            $     11.01    $    7.87    $      22.50   $    17.41
                                            ===========    =========    ============   ==========

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                                         WARBURG
                                                            SMALL          SMALL          PINCUS
                                                           COMPANY        COMPANY      POST-VENTURE
                                             VALUE          VALUE          GROWTH        CAPITAL
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                          -----------    -----------    -------------  ------------
INVESTMENT INCOME:
Dividends                                 $   107,513    $     7,482    $      79,079    $   2,301
Interest                                       32,145          2,381        1,218,203        4,852
Foreign taxes withheld                         (1,048)           (11)               0          (43)
                                          -----------    -----------    -------------    ---------
    Total investment income                   138,610          9,852        1,297,282        7,110
                                          -----------    -----------    -------------    ---------
EXPENSES:
Investment Advisory Fees                       51,184          4,369        2,812,644       20,491
Administrative Services Fees                   16,653          4,285          629,170        6,971
Custodian/Sub-custodian Fees                   35,092         27,041           71,404       20,274
Registration Fees                              17,071          9,465           16,267       10,155
Audit Fees                                     15,300         13,700           18,300       11,800
Printing Fees                                   6,650          2,629           70,521        4,263
Interest Expense                                2,667          1,407              466           15
Directors Fees                                  1,753          1,843            2,626        1,833
Insurance Expense                               1,139          1,278            2,202        1,301
Legal Fees                                          0            757           29,182        1,593
Transfer Agent Fees                            (3,657)        (4,151)         (12,912)      (2,080)
Miscellaneous Expenses                          1,153            740           12,918          681
                                          -----------    -----------    -------------    ---------
                                              145,005         63,363        3,652,788       77,297
                                          -----------    -----------    -------------    ---------
Less: fees waived, expense
  reimbursements, and
  transfer agent offsets                      (93,821)       (58,557)        (558,880)     (54,011)
                                          -----------    -----------    -------------    ---------
    Total expenses                             51,184          4,806        3,093,908       23,286
                                          -----------    -----------    -------------    ---------
      Net investment income (loss)             87,426          5,046       (1,796,626)     (16,176)
                                          -----------    -----------    -------------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY
RELATED ITEMS:
Net realized gain from investments          2,737,503         35,417      110,503,931      494,309
Net realized gain (loss) from foreign
  currency transactions                        (1,097)             0                0            6
Net change in unrealized appreciation
  (depreciation) from investments          (3,469,332)         1,650      (27,733,542)     227,057
Net change in unrealized appreciation
  from foreign currency translations               15              0                0            0
                                          -----------    -----------    -------------    ---------
Net realized and unrealized gain (loss)
  from investments and foreign
  currency related items                     (732,911)        37,067       82,770,389      721,372
                                          -----------    -----------    -------------    ---------
Net increase (decrease) in net assets
  resulting from operations               $  (645,485)   $    42,113    $  80,973,763    $ 705,196
                                          ===========    ===========    =============    =========

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          SMALL COMPANY
                                                           VALUE PORTFOLIO               VALUE PORTFOLIO
                                                     ----------------------------    ------------------------
                                                       FOR THE         FOR THE        FOR THE        FOR THE
                                                      YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,  OCTOBER 31,
                                                         2000            1999          2000           1999
                                                     ------------    ------------    ---------    -----------

FROM OPERATIONS:
Net investment income (loss)                         $     87,426    $    493,018    $   5,046    $      (114)
Net realized gain (loss) from investments
  and foreign currency transactions                     2,736,406       7,670,434       35,417       (179,993)
Net change in unrealized appreciation
  (depreciation) from investments
  and foreign currency translations                    (3,469,317)        835,987        1,650        113,672
                                                     ------------    ------------    ---------    -----------
Net increase (decrease) in net assets
  resulting from operations                              (645,485)      8,999,439       42,113        (66,435)
                                                     ------------    ------------    ---------    -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                     (450,431)       (687,635)     (28,404)       (15,984)
Distributions from net realized gains                  (5,453,362)              0            0              0
                                                     ------------    ------------    ---------    -----------
Net decrease in net assets from
  dividends and distributions                          (5,903,793)       (687,635)     (28,404)       (15,984)
                                                     ------------    ------------    ---------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                            2,832,965       9,544,903      170,326        435,220
Reinvestment of dividends and distributions             5,903,787         687,038       28,403         15,976
Net asset value of shares redeemed                    (35,407,293)    (41,121,863)    (808,106)    (1,515,450)
                                                     ------------    ------------    ---------    -----------
  Net decrease in net assets from
    capital share transactions                        (26,670,541)    (30,889,922)    (609,377)    (1,064,254)
                                                     ------------    ------------    ---------    -----------
  Net increase (decrease) in net assets               (33,219,819)    (22,578,118)    (595,668)    (1,146,673)
NET ASSETS:
Beginning of year                                      36,331,969      58,910,087      637,196      1,783,869
                                                     ------------    ------------    ---------    -----------
End of year                                          $  3,112,150    $ 36,331,969    $  41,528    $   637,196
                                                     ============    ============    =========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME:                 $     86,378    $    450,480    $   4,875    $    28,233
                                                     ============    ============    =========    ===========

                 See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                   WARBURG PINCUS
                                                                SMALL COMPANY                       POST-VENTURE
                                                               GROWTH PORTFOLIO                  CAPITAL PORTFOLIO
                                                        --------------------------------    --------------------------
                                                           FOR THE            FOR THE         FOR THE        FOR THE
                                                          YEAR ENDED        YEAR ENDED       YEAR ENDED    YEAR ENDED
                                                         OCTOBER 31,        OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                            2000                1999            2000          1999
                                                        -------------      -------------    -----------    -----------

FROM OPERATIONS:
Net investment income (loss)                            $  (1,796,626)     $  (1,546,937)   $   (16,176)   $ (10,625)
Net realized gain (loss) from investments
  and foreign currency transactions                       110,503,931         25,104,023        494,315       (112,008)
Net change in unrealized appreciation
  (depreciation) from investments
  and foreign currency translations                       (27,733,542)        49,843,000        227,057        516,319
                                                        -------------      -------------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations                                80,973,763         73,400,086        705,196        393,686
                                                        -------------      -------------    -----------    -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                0                  0        (17,725)        (1,664)
Distributions from net realized gains                     (15,956,371)                 0              0              0
                                                        -------------      -------------    -----------    -----------
  Net decrease in net assets from
    dividends and distributions                           (15,956,371)                 0        (17,725)        (1,664)
                                                        -------------      -------------    -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                               40,493,377         32,672,892      1,054,091              0
Reinvestment of dividends and distributions                14,533,727                  0          1,718            471
Net asset value of shares redeemed                        (82,714,503)       (63,557,835)    (1,083,196)      (321,988)
                                                        -------------      -------------    -----------    -----------
  Net decrease in net assets from
    capital share transactions                            (27,687,399)       (30,884,943)       (27,387)      (321,517)
                                                        -------------      -------------    -----------    -----------
  Net increase (decrease) in net assets                    37,329,993         42,515,143        660,084         70,505
NET ASSETS:
Beginning of year                                         236,678,912        194,163,769      1,250,657      1,180,152
                                                        -------------      -------------    -----------    -----------
End of year                                             $ 274,008,905      $ 236,678,912    $ 1,910,741    $ 1,250,657
                                                        =============      =============    ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME:                    $           0      $           0    $         0    $    17,721
                                                        =============      =============    ===========    ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                ------------------------------------------
                                                   2000       1999       1998     1997(1)
                                                ---------  ---------  ---------  ---------
PER-SHARE DATA
  Net asset value, beginning of period          $   13.32  $   11.53  $   10.64  $   10.00
                                                ---------  ---------  ---------  ---------

INVESTMENT ACTIVITIES:
  Net investment income                              0.24       0.16       0.16       0.03
  Net gains on investments and foreign currency
    related items (both realized and unrealized)     0.31       1.76       0.86       0.61
                                                ---------  ---------  ---------  ---------
    Total from investment activities                 0.55       1.92       1.02       0.64
                                                ---------  ---------  ---------  ---------

LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              (0.22)     (0.13)     (0.08)      0.00
  Distributions from net realized gains             (2.64)      0.00      (0.05)      0.00
                                                ---------  ---------  ---------  ---------
    Total dividends and distributions               (2.86)     (0.13)     (0.13)      0.00
                                                ---------  ---------  ---------  ---------
Net asset value, end of period                  $   11.01  $   13.32  $   11.53  $   10.64
                                                =========  =========  =========  =========

    Total return                                     5.59%     16.82%      9.76%      6.40%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)        $   3,112  $  36,332  $  58,910  $  15,565
Ratio of expenses to average net assets(3)            .77%       .76%       .75%       .75%(4)
  Ratio of net investment income to average
    net assets                                       1.28%      1.01%      1.27%      1.60%(4)
  Decrease reflected in above operating
    expense ratios
    due to waivers/reimbursements                    1.36%       .39%       .44%      1.67%(4)
Portfolio turnover rate                            218.41%     79.06%     70.74%     34.81%

--------------------------------------------------------------------------------
(1) For the period June 30, 1997 (inception date) through October 31, 1997.
(2) Non annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .01%, .00%, and .00% for the years ended October 31, 2000, 1999 and 1998 and the period ended October 31, 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .75% for each of the years ending October 31, 2000, 1999 and 1998 and the period ended October 31, 1997, respectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    FOR THE YEAR ENDED
                                                        OCTOBER 31,
                                              -------------------------------
                                                2000       1999      1998(1)
                                              -------    -------    ---------
PER-SHARE DATA
  Net asset value, beginning of period        $  7.60    $  7.98    $   10.00
                                              -------    -------    ---------

INVESTMENT ACTIVITIES:
  Net investment income                          0.12(2)    0.01         0.03
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)               0.49      (0.31)       (2.05)
                                              -------    -------    ---------
    Total from investment activities             0.61      (0.30)       (2.02)
                                              -------    -------    ---------

LESS DIVIDENDS:
  Dividends from net investment income          (0.34)     (0.08)        0.00
                                              -------    -------    ---------
Net asset value, end of period                $  7.87    $  7.60    $    7.98
                                              =======    =======    =========

    Total return                                 8.13%     (3.85)%     (20.20)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)      $    42    $   637    $   1,784
Ratio of expenses to average net assets(3)       1.01%       .99%         .99%
  Ratio of net investment income (loss)
    to average net assets                        1.04%      (.01)%        .09%
  Decrease reflected in above
    operating expense ratios
    due to waivers/reimbursements               12.04%      9.69%        1.65%
Portfolio turnover rate                        164.42%    194.20%      248.40%

--------------------------------------------------------------------------------
(1) For the period October 31, 1997 (inception date) through October 31, 1998.
(2) Per share information is calculated using the average shares outstanding method.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended October 31, 2000 and .00% for each of the years ended October 31, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .99% for each of the years ended October 31, 2000, 1999 and 1998, respectively.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------
                                                  2000         1999         1998         1997     1996(1)
                                                --------     --------     --------     --------   -------
PER-SHARE DATA
  Net asset value, beginning of period          $  17.89     $  12.89     $  15.89     $  12.92   $ 10.00
                                                --------     --------     --------     --------   -------
INVESTMENT ACTIVITIES:
  Net investment loss                              (0.15)       (0.12)       (0.08)       (0.05)    (0.01)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                  5.98         5.12        (2.92)        3.02      2.93
                                                --------     --------     --------     --------   -------
    Total from investment activities                5.83         5.00        (3.00)        2.97      2.92
                                                --------     --------     --------     --------   -------
LESS DISTRIBUTIONS:
  Distributions from net realized gains            (1.22)        0.00         0.00         0.00      0.00
                                                --------     --------     --------     --------   -------
Net asset value, end of period                  $  22.50     $  17.89     $  12.89     $  15.89   $ 12.92
                                                ========     ========     ========     ========   =======
    Total return                                   33.05%       38.79%      (18.88)%      22.99%    29.20%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)        $274,009     $236,679     $194,164     $217,861   $96,827
Ratio of expenses to average net assets(3)          1.01%        1.00%         .99%         .99%      .99%(4)
  Ratio of net investment loss to average
    net assets                                      (.57)%       (.68)%       (.54)%       (.53)%    (.18)%(4)
  Decrease reflected in above operating
    expense ratios due to waivers/
    reimbursements                                   .16%         .19%         .18%         .20%      .69%(4)
Portfolio turnover rate                            87.52%      107.56%       75.20%       91.59%    57.38%

--------------------------------------------------------------------------------
(1) For the period December 29, 1995 (inception date) through October 31, 1996.
(2) Non annualized
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .01%, .00%, .00%, and .00% for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .99% for each of the years ending October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996, respectively.
(4) Annualized

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. --
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       FOR THE YEAR ENDED
                                                           OCTOBER 31,
                                              -------------------------------------
                                                 2000         1999         1998(1)
                                              ---------     ---------     ---------
PER-SHARE DATA
  Net asset value, beginning of period        $   11.28     $    8.23     $   10.00
                                              ---------     ---------     ---------

INVESTMENT ACTIVITIES:
  Net investment loss                             (0.15)        (0.08)        (0.09)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                 6.44          3.14         (1.68)
                                              ---------     ---------     ---------
    Total from investment activities               6.29          3.06         (1.77)
                                              ---------     ---------     ---------

LESS DIVIDENDS:
  Dividends from net investment income            (0.16)        (0.01)         0.00
                                              ---------     ---------     ---------
Net asset value, end of period                $   17.41     $   11.28     $    8.23
                                              =========     =========     =========
    Total return                                  56.07%        37.25%       (17.70)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)      $   1,911     $   1,251     $   1,180
Ratio of expenses to average net assets(2)         1.27%         1.25%         1.25%
  Ratio of net investment loss to
    average net assets                             (.87)%        (.84)%        (.76)%
  Decrease reflected in above
    operating expense ratios
    due to waivers/reimbursements                  2.88%         7.09%         4.19%
Portfolio turnover rate                           63.02%        93.67%        98.89%

--------------------------------------------------------------------------------
(1) For the period October 31, 1997 (inception date) through October 31, 1998.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02%, .00%, and .00% for each of the years ended October 31, 2000, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for each of the years ended October 31, 2000, 1999 and 1998, respectively.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Institutional Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), incorporated under the laws of Maryland on May 13, 1992, and currently offers seven managed investment Funds ("Portfolios") of which four are contained in this report. The Value Portfolio ("Value"), the Small Company Value Portfolio ("Small Company Value") and the Warburg Pincus Post-Venture Capital Portfolio ("Post-Venture Capital") are classified as diversified, and the Small Company Growth Portfolio ("Small Company Growth") is non-diversified (each a "Portfolio" and collectively, the "Portfolios").

   Investment objectives for each Portfolio are as follows: Value seeks total return; Small Company Value seeks long-term capital appreciation; Small Company Growth seeks capital growth; and Post-Venture Capital seeks long-term growth of capital.

   The net asset value ("NAV") of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the most recent bid price and if there is no bid price available, at the most recent ask price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity-portfolio investments. At October 31, 2000, the Portfolio had no investments in private-equity portfolios.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported inthe results of operations for the current period. The Portfolios do not

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management, LLC ("CSAM") can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, none of the Portfolios had investments in repurchase agreements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the year ended October 31, 2000, the Portfolios received credits or reimbursements under this arrangement as follows:

PORTFOLIO                  AMOUNT
---------                  ------
Value                      $1,149
Small Company Value           109
Small Company Growth       62,544
Post-Venture Capital          360

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as each Portfolio's investment adviser. For its investment advisory services, CSAM receives the following fees based on each Portfolio's average daily net assets:

PORTFOLIO                                 ANNUAL RATE
---------                     ---------------------------------
Value                          .75% of average daily net assets
Small Company Value            .90% of average daily net assets
Small Company Growth           .90% of average daily net assets
Post-Venture Capital          1.10% of average daily net assets

   For the year ended October 31, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:

                         GROSS                       NET             EXPENSE
PORTFOLIO            ADVISORY FEE      WAIVER    ADVISORY FEE    REIMBURSEMENTS
---------            ------------    ---------   ------------    --------------
Value                  $   51,184    $ (51,184)   $        0       $(34,664)
Small Company Value         4,369       (4,369)            0        (53,594)
Small Company Growth    2,812,644     (496,336)    2,316,308              0
Post-Venture Capital       20,491      (20,491)            0        (31,297)

   Abbott serves as sub-investment adviser for Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). From its investment advisory fee, CSAM pays Abbott a quarterly fee at the annual rate of 1.00% of the value of the Portfolio's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by Post-Venture Capital to Abbott for its sub-investment advisory services.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc., serve as each Portfolio's co-administrators. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the year ended October 31, 2000, administrative services fees earned by CSAMSI were as follows:

PORTFOLIO                           CO-ADMINISTRATION FEE
---------                           ---------------------
Value                                     $6,824
Small Company Value                          485
Small Company Growth                     312,516
Post-Venture Capital                       1,863

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500  million        .10% of average daily net assets
Next $1 billion            .075% of average daily net assets
Over $1.5 billion          .05% of average daily net assets

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500  million        .10% of average daily net assets
Next $1 billion            .08% of average daily net assets
Over $1.5 billion          .06% of average daily net assets

   For the year ended October 31, 2000, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                           GROSS                               NET
PORTFOLIO          CO-ADMINISTRATION FEE    WAIVER   CO-ADMINISTRATION FEE
---------          ---------------------   --------   ---------------------
Value                     $ 9,829          $(6,824)       $  3,005
Small Company Value         3,800             (485)          3,315
Small Company Growth      316,654                0         316,654
Post-Venture Capital        5,108           (1,863)          3,245

   In addition to serving as each Portfolio's co-administrator, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") served as distributor of each Portfolio's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each Portfolio. On August 1, 2000, CSAMSI replaced PDI as distributor to each Portfolio. No compensation is payable by any of the Portfolios to PDI or CSAMSI for distribution services.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

3. LINE OF CREDIT

   The Portfolios, together with other funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 2000, there were no loans outstanding for any of the Portfolios. During the year ended October 31, 2000, borrowings under the Credit Facility were as follows:

                     AVERAGE DAILY         AVERAGE       MAXIMUM DAILY
PORTFOLIO            LOAN BALANCE      INTEREST RATE %  LOAN OUTSTANDING
---------            -------------     ---------------  ----------------
Value                  $46,202              6.384%         $1,770,000
Small Company Value      3,208              6.935             157,000

4. INVESTMENTS IN SECURITIES

   For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                           PURCHASES             SALES
---------                         ------------        ------------
Value                             $ 14,867,489        $ 44,459,828
Small Company Value                    755,421           1,342,283
Small Company Growth               253,710,503         316,924,487
Post-Venture Capital                 1,114,371           1,158,945

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                         NET UNREALIZED
                      UNREALIZED        UNREALIZED       APPRECIATION
PORTFOLIO            APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------            ------------    ---------------     --------------
Value                 $  467,971     $       (92,079)    $   375,892
Small Company Value       10,470                (465)         10,005
Small Company Growth  75,751,374         (46,670,531)     29,080,843
Post-Venture Capital     669,357             (86,582)        582,775

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

5. RESTRICTED SECURITIES

   Certain Small Company Growth investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of October 31, 2000 and percent of net assets which the securities represent.

                                                                                                        PERCENTAGE
                                   SECURITY          SECURITY   ACQUISITION                  MARKET       OF NET
PORTFOLIO                        DESCRIPTION          TYPE        DATE(S)       COST          VALUE       ASSETS
--------------------       -----------------------   --------   -----------   ----------   ----------   ----------
Small Company Growth       Prescient Systems, Inc.    Stock      02/23/98     $2,000,000   $1,999,998      0.73%

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share.
Shares of seven series have been classified, four of which constitute the interests in the Portfolios.

   Transactions in shares of each Portfolio were as follows:

                                             VALUE                         SMALL COMPANY VALUE
                             ------------------------------------    ----------------------------------
                                  FOR THE             FOR THE           FOR THE           FOR THE
                                YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED
                             OCTOBER 31, 2000    OCTOBER 31, 1999    OCTOBER 31, 2000  OCTOBER 31, 1999
                             ----------------    ----------------    ----------------  ----------------
Shares sold                        264,796             739,899            22,353            51,791
Shares issued to shareholders
on reinvestment of dividends
and distributions                  573,740              57,158             3,684             1,948
Shares redeemed                 (3,283,845)         (3,179,428)         (104,566)         (193,379)
                                ----------          ----------          --------          --------
Net decrease in shares
outstanding                     (2,445,309)         (2,382,371)          (78,529)         (139,640)
                                ==========          ==========          ========          ========


                                     SMALL COMPANY GROWTH                   POST-VENTURE CAPITAL
                             ------------------------------------    ----------------------------------
                                  FOR THE             FOR THE           FOR THE           FOR THE
                                YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED
                             OCTOBER 31, 2000    OCTOBER 31, 1999    OCTOBER 31, 2000  OCTOBER 31, 1999
                             ----------------    ----------------    ----------------  ----------------
Shares sold                      1,561,930          2,255,112            72,008                 0
Shares issued to shareholders
  on reinvestment of dividends
  and distributions                691,095                  0               120                55
Shares redeemed                 (3,303,969)        (4,095,159)          (73,242)          (32,596)
                                ----------         ----------           -------           -------
Net decrease in shares
  outstanding                   (1,050,944)        (1,840,047)           (1,114)          (32,596)
                                ==========         ==========           =======           =======

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

7. NET ASSETS

   At October 31, 2000, capital contributions, accumulated undistributed net investment income, accumulated net realized gain/(loss) from investments and foreign currency transactions and current period distributions have been
adjusted  for  current  period  permanent   book/tax   differences.   Value  and
Post-Venture Capital reclassified ($1,097) and $6, respectively, from accumulated net realized gain/(loss) from investments and foreign currency transactions to accumulated undistributed net investment income. Post-Venture Capital reclassified ($16,174) from accumulated undistributed net investment income to capital contributions. Small Company Growth reclassified ($1,796,626) from accumulated undistributed net investment income to accumulated net realized gain/(loss) from investments and foreign currency transactions. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications,

8. CAPITAL LOSS CARRYOVER

   At October 31, 2000, capital loss carryovers available to offset possible future gains of each Portfolio were as follows:

                     CAPITAL LOSS CARRYOVER EXPIRING IN
                     ----------------------------------   TOTAL CAPITAL
                              2006        2007            LOSS CARRYOVER
                            --------    --------          --------------
Small Company Value         $351,771    $187,598            $539,369

9. PORTFOLIO NAME CHANGE

   At the Board Meeting on May 1, 2000, the Board of Directors voted to rename the Warburg, Pincus Institutional Fund, Inc. As of May 11, 2000 the Fund ceased to be named the Warburg, Pincus Institutional Fund, Inc. and is now named the Credit Suisse Institutional Fund, Inc.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Credit Suisse Institutional Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Value Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio and Warburg Pincus Post Venture Capital Portfolio (the "Funds"), each a portfolio of the Credit Suisse Institutional Fund, Inc. at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers  LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

CREDIT SUISSE INSTITUTIONAL FUND, INC.
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Each Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of each Portfolio's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2000, the following dividends and distributions per share were paid by each of the Portfolios:

                        ORDINARY     LONG-TERM     % OF ORDINARY INCOME DIVIDEND
                        INCOME     CAPITAL GAINS         QUALIFYING FOR
PORTFOLIO              PER SHARE     PER SHARE     DIVIDENDS RECEIVED DEDUCTION*
---------              ---------   -------------   -----------------------------
PAYMENT DATE            12/07/99     12/07/99                 1999

Value                   $0.8860      $1.9687                 31.16
Small Company Value      0.3409       0.0000                 16.56
Small Company Growth     0.3669       0.8510                  1.45
Post-Venture Capital     0.1599       0.0000                  3.42

   The above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January of 2000. Because the fiscal year of the Portfolios is not a calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

--------------------
* Available to Corporate Shareholders only.

                                [GRAPHIC OMITTED]
                         CREDIT SUISSE ASSET MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINU-2-1000